UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) March 2, 2005
 -------------------------------------------------------------------------------
                                EMCOR Group, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-2315                                          11-2125338
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                      301 Merritt Seven, Norwalk, CT 06851
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

-    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     On March 2, 2005, the Compensation and Personnel Committee (the "Committee") of the Board of Directors of EMCOR Group, Inc. (the "Company") took the following actions with respect to the compensation of the Company's executive officers (as defined in Item 402(a)(3) of Regulation S-K):

     1.Established 2005 annual base salary compensation as of January 1, 2005, as follows: Frank T. MacInnis, Chairman of the Board and Chief Executive Officer, $840,000; Anthony Guzzi, President and Chief Operating Officer, $540,000; Sheldon I. Cammaker, General Counsel and Executive Vice President,
$435,000; Leicle E. Chesser, Chief Financial Officer and Executive Vice President, $435,000; R. Kevin Matz, Senior Vice President, Shared Services, $350,000; and Mark A. Pompa, Senior Vice President, Chief Accounting Officer and Treasurer, $340,000.1






































































































































































































































































     2.Awarded  bonuses in respect of 2004  payable on March 3, 2005 as follows:
Frank T. MacInnis, Chairman of the Board and Chief Executive Officer, $875,000; Anthony Guzzi, President and Chief Operating Officer, $175,000; Sheldon I. Cammaker, General Counsel and Executive Vice President, $280,000; Leicle E. Chesser, Chief Financial Officer and Executive Vice President, $350,000; R. Kevin Matz, Senior Vice President, Shared Services, $252,000; and Mark A. Pompa, Senior Vice President, Chief Accounting Officer and Treasurer, $252,000. The amount of Mr. Guzzi's 2004 bonus was provided for in an offer letter dated October 12, 2004 (the "Guzzi Offer Letter") delivered to him by the Company prior to his joining the Company.

     Pursuant to the terms of the Company's Executive Stock Bonus Plan (the "Bonus Plan"), each of such executive officers, other than Mr. Guzzi, is required to accept 25% of his 2004 bonus in the form of restricted stock units (the "RSUs"). Each such officer also was entitled to elect to take a larger percentage of his 2004 bonus in RSUs. The form of certificates representing such voluntary and mandatory RSUs are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The number of RSUs awarded to each such officer is equal to the amount of the bonus to be paid in the form of RSUs divided by $40.97, 85% of the closing price of a share of the Company's Common Stock on March 3, 2005 which is the date of the payment of the bonus award. Each such RSU will be converted into a share of Common Stock on the earliest of (i) a date that the executive officer elected in 2004 but in no event earlier than the first business day immediately following the day upon which the Company releases to the public generally its results in respect of the fourth quarter of 2007, which is the third calendar year following the year in respect of which such RSUs were issued, (ii) the executive officer's termination of employment for any reason, or (iii) immediately prior to a "change of control" (as defined in the Bonus Plan). Each of such officers is to receive the following percentage of his 2004 bonus in RSUs, rather than in cash, which percentage represents the sum of 25% plus the additional percentage of his bonus that he elected to receive in RSUs, if any: Frank T. MacInnis, Chairman of the Board and Chief Executive Officer, 25%; Sheldon I. Cammaker, General Counsel and Executive Vice President, 35%; Leicle E. Chesser, Chief Financial Officer and Executive Vice President, 40%; R. Kevin Matz, Senior Vice President, Shared Services, 38%; and Mark A. Pompa, Senior Vice President, Chief Accounting Officer and Treasurer, 35%.

     As previously reported on Form 8-K (Date of Report, October 12, 2004), pursuant to the terms of the Guzzi Offer Letter, Mr. Guzzi's 2004 bonus is payable in its entirety in cash.

     The Company intends to provide additional information regarding the compensation awarded to named executive officers in respect of the Company's 2004 fiscal year in the Company's proxy statement for the 2005 annual meeting of stockholders.

     3.Approved the Incentive Plan for Senior Executive Officers of EMCOR Group, Inc. attached hereto as Exhibit 10.3 and incorporated herein by reference (the "Incentive Plan"). Pursuant to the terms of the Incentive Plan, starting with the annual bonus to be paid in respect of 2005, 20% of the annual bonus payable to each senior executive officer of the Company is required to be deferred into a phantom stock unit account.

-----------------------------
1 As required by the Company's Corporate Governance Guidelines, the 2005 annual base salary and 2004 bonus for Mr. MacInnis was also approved by the Company's independent directors, and the 2005 annual base salaries and 2004 bonuses for each of the other executive officers of the Company were reviewed by the other independent directors.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number      Description of Exhibits

   10.1             Form of Certificate  Representing  RSUs  Mandatorily
                    Awarded

   10.2             Form of Certificate Representing RSUs Voluntarily
                    Awarded

   10.3             Incentive Plan for Senior Executive Officers of
                    EMCOR Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMCOR GROUP, INC.

Date:  March 4, 2005                         By: ---------------------------
                                             Name:  Mark A. Pompa
                                             Title: Senior Vice President,
                                                    Chief Accounting Officer and
                                                    Treasurer

                                  EXHIBIT INDEX

Exhibit Number      Description

   10.1             Form of Certificate  Representing  RSUs  Mandatorily
                    Awarded

   10.2             Form of Certificate Representing RSUs Voluntarily
                    Awarded

   1.03             Incentive Plan for Senior Executive Officers of
                    EMCOR Group, Inc.

                                  EXHIBIT 10.1


                              MANDATORY STOCK UNITS
                                (Non-Assignable)
                                                     _____ Mandatory Stock Units

                             Issued Pursuant to the
                  EMCOR GROUP, INC. EXECUTIVE STOCK BONUS PLAN



     THIS CERTIFIES that as of March 3, 2005 _______________ (the "Executive") was granted ______ Mandatory Stock Units entitling him to receive_____ fully paid and non-assessable shares ("Shares") of the Common Stock (par value $0.01 per share) of EMCOR Group, Inc. (the "Company"), a Delaware corporation, upon and subject to the following terms and conditions.

     Subject to the terms of the EMCOR Group, Inc. Executive Stock Bonus Plan (the "Plan"), all or any part of the Shares represented by the Voluntary Stock Units shall be issued to the Executive on the earlier of (i) the first business day immediately following the day upon which the Company releases to the public generally its results in respect of the fourth quarter of 2007, (ii) the Executive's termination of employment with the Company for any reason, or (iii) immediately prior to a Change of Control (as that term is defined in the Plan). The Voluntary Stock Units represented hereby shall not be transferable by the Executive otherwise than by will or by the laws of descent and distribution.

     The Voluntary Stock Units and this Certificate are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Executive hereby acknowledges by his receipt of this certificate.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated as of March 3, 2005

(Seal)                                EMCOR GROUP, INC.

ATTEST:                               By:
                                        ----------------------------------------
                                        Frank T. MacInnis, Chairman of the Board
                                        and Chief Executive Officer


Sheldon I. Cammaker, Secretary

                                  EXHIBIT 10.2


                              VOLUNTARY STOCK UNITS
                                (Non-Assignable)
                                                     _____ Voluntary Stock Units

                             Issued Pursuant to the
                  EMCOR GROUP, INC. EXECUTIVE STOCK BONUS PLAN



     THIS CERTIFIES that as of March 3, 2005 _______________ (the "Executive") was granted _____ Voluntary Stock Units entitling him to receive _____ fully paid and non-assessable shares ("Shares") of the Common Stock (par value $0.01 per share) of EMCOR Group, Inc. (the "Company"), a Delaware corporation, upon and subject to the following terms and conditions.

     Subject to the terms of the EMCOR Group, Inc. Executive Stock Bonus Plan (the "Plan"), all or any part of the Shares represented by the Voluntary Stock Units shall be issued to the Executive on the earlier of (i) the first business day immediately following the day upon which the Company releases to the public generally its results in respect of the fourth quarter of 2007, (ii) the Executive's termination of employment with the Company for any reason, or (iii) immediately prior to a Change of Control (as that term is defined in the Plan). The Voluntary Stock Units represented hereby shall not be transferable by the Executive otherwise than by will or by the laws of descent and distribution.

     The Voluntary Stock Units and this Certificate are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Executive hereby acknowledges by his receipt of this certificate.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated as of March 3, 2005

(Seal)                                EMCOR GROUP, INC.

ATTEST:                               By:
                                         ---------------------------------------
                                        Frank T. MacInnis, Chairman of the Board
                                        and Chief Executive Officer

Sheldon I. Cammaker, Secretary

                                  EXHIBIT 10.3

                 INCENTIVE PLAN FOR SENIOR EXECUTIVE OFFICERS OF
                                EMCOR GROUP, INC.


SECTION I.  PURPOSE.

     This Incentive Plan has been established for senior executive officers of EMCOR Group, Inc. in order to provide performance based compensation to them and to provide a vehicle through which a portion of performance based compensation payable to Participants may be deferred and ultimately paid in an amount based on the value of Company Stock on a deferred payment date. Incentive compensation payable pursuant hereto is in addition to the base salary of Participants and is intended to recognize their contribution to the success of EMCOR Group, Inc. The terms, conditions and provisions of the Plan shall be as follows:

SECTION 2.  DEFINITIONS.

     As used in the Plan, the following capitalized terms shall have the following meanings:

            "Allocation Date" has the meaning set forth in Section 6.1(b).

            "Board" means the Board of Directors of the Company.

            "Bonus" means the annual bonus, if any, awarded to a Participant as provided herein.

            "CEO" means the Chief Executive Officer of the Company.

            "Change of Control" means when:

(i) any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

(ii) the stockholders of the Company shall approve any merger or other business combination of the Company, sale or lease of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Company's assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions;

(iii)within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest); or

(iv) with respect to a Participant employed by a Participating Subsidiary, as a result of the Company's disposing of its direct or indirect equity interest in the Participating Subsidiary, the Company no longer owns, directly or indirectly, at least a majority of the voting power of the Participating Subsidiary.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation and Personnel Committee of the Board.

          "Company" means EMCOR Group, Inc., a Delaware corporation, or any successor corporation.

          "Company Stock" means common stock of the Company, par value $.01 per share.

          "COO" means the Chief Operating Officer of the Company.

          "Deferred Amount" has the meaning set forth in Section 6.1(a).

          "Designated   Beneficiary"  means  the  beneficiary  or  beneficiaries
          designated in accordance with Section 8.5 to receive amounts payable to a Participant under the Plan upon the Participant's death.

          "Distribution Date" has the meaning set forth in Section 6.2(a).

          "Fair Market Value" means, as of a specified date, the closing price at which a share of Company Stock is traded on the stock exchange, if any, on which such shares are primarily traded or, if the shares are not then traded on a stock exchange, the closing price of a share as reported on the NASDAQ National Market System or, if the shares are not then traded on the NASDAQ National Market System, the average of the closing bid and ask prices at which a share is traded on the over-the-counter market, but if no shares were traded on such date, then on the last previous date on which a share was so traded, or, if none of the above are applicable, the value of a share as determined by an unaffiliated investment banking firm selected by the Board.

          "Financial Hardship" means severe financial hardship caused by extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Committee in its sole and absolute discretion.

          "Participant" means each person to participate in the Plan pursuant to
          Section 3.

          "Phantom Stock Unit(s)" has the meaning set forth in Section 6.1(a).

          "Phantom Stock Unit Account" has the meaning set forth in Section 6.1(a).

          "Plan" means this Incentive Plan.

          "Plan Year" means the accounting fiscal year of the Company.

          "Specified   Employee"   has  the   meaning   set  forth  in   Section
          409A(a)(2)(B)(i) of the Code.

          "Subsidiary" means each direct or indirect subsidiary of the Company.

SECTION 3.  ELIGIBILITY AND PARTICIPATION.

     The following shall be Participants in the Plan: Each officer of the Company with the rank of Senior Vice President or higher. In addition, any other officer of the Company may be designated a Participant by the CEO with respect to a Plan Year within 60 days of the commencement of such Plan Year; provided such officer is not also a participant in the "Incentive Plan for Certain Employees of EMCOR Group, Inc; EMCOR Construction Services, Inc., EMCOR Energy and Technologies, Inc., EMCOR Drake & Scull plc and Comstock Canada Ltd."

SECTION 4.  ADMINISTRATION.

     4.1 Authority of the Committee and the CEO. The Committee has and will have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing, and in addition to any authority or responsibility specifically granted to the Committee elsewhere in the Plan, the Committee has the exclusive right to (a) interpret the Plan, (b) construe any ambiguous provision of the Plan, (c) supply any omission, (d) reconcile any inconsistency, (e) issue administrative guidelines as an aid to administer the Plan, (f) make regulations, if any, for carrying out the Plan and to make changes in such regulations as they from time to time deem proper, and (g) decide any and all questions arising in the administration, interpretation and application of the Plan.

     4.2 Discretionary Authority. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan. It is the intent of the Company in establishing the Plan that the decisions of the Committee and its action with respect to the Plan will be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

SECTION 5.  BONUSES.

     5.1 Establishment of the Bonus. The Committee (as to each Participant whose annual salary for the Plan Year is $400,000 or more), or the CEO or the COO (the "Designee") if designated by the CEO (as to each Participant whose annual salary for the Plan Year is less than $400,000), shall determine the Bonus, if any, payable to each Participant in respect of each Plan Year, in the sole discretion of Committee, the CEO, or the Designee, as the case may be; provided that in the case of a Designee, the determination of his Bonus shall, subject to the terms hereof, be made only by the Committee or the CEO, as the case may be. Determination of Bonuses shall be made no later than March 15 of the Plan Year immediately succeeding the Plan Year in respect of which Bonuses are being determined. Any such Bonus shall be subject to and in accordance with any employment agreement or any other agreement between the Company and the Participant. A Participant shall not be entitled to a Bonus in respect of a Plan Year, or any portion of such Bonus, unless he/she is an employee of the Company or a Subsidiary on the date his Bonus would otherwise be determined unless the Committee otherwise determines.

     5.2 Mandatory Deferral. If a Participant's Bonus is $10,000 or more, twenty percent of such Bonus shall be deferred into a Phantom Stock Unit Account in accordance with the provisions of Section 6.1(b), unless the Committee in its sole discretion determines, on or before March 15 of each Plan Year, commencing with the 2006 Plan Year, that the percentage of each such Bonus for the immediately preceding Plan Year to be deferred into a Phantom Stock Unit Account shall be a lower percentage but no lower than ten percent of such Bonus;
provided further that any such determination shall apply uniformly to all Participants. Subject to the provisions of Section 8.4, if a Bonus is less than $10,000, the entire amount thereof shall be payable, in accordance with prior practice, in a lump sum cash payment promptly following the determination thereof.

     5.3 Cash Payment of Balance. Subject to the provisions of Section 8.4, the portion of the Participant's Bonus as to which the above-mentioned deferral does not apply shall be payable in a lump sum cash payment promptly following the determination thereof.

     5.4 Failure to Remain Employed. Subject to the provisions of Section 6.2(a) a Participant who is not an employee of the Company or any Subsidiary on the date a Bonus, or any portion thereof, is to be paid, whether in cash or Phantom Stock Units, shall not be entitled to payment of such unpaid portion of the Bonus unless the Committee determines otherwise.

     5.5 Non-Business Day. Whenever this Plan calls for a payment to be made, or an action to be taken, on a certain date and such date is a Saturday, Sunday or Company holiday, such payment shall be made, and such action shall be taken, on the business day immediately following such date.

SECTION 6.  PHANTOM STOCK UNITS.

            6.1 Phantom Stock Unit Accounts and Dividend Equivalents.
                ----------------------------------------------------

(a) Phantom Stock Unit Accounts. Each portion of a Bonus required to be deferred pursuant to Section 5.2 ("Deferred Amount") shall be credited to a separate account ("Phantom Stock Unit Account") in units, with each unit representing one share of Company Stock ("Phantom Stock Units"), and the number of Phantom Stock Units calculated in accordance with Section 6.1(b). A separate Phantom Stock Unit Account shall be established for each Plan Year's Deferred Amount.

(b) Calculation of Phantom Stock Units. The number of Phantom Stock Units initially credited to each Phantom Stock Unit Account shall be an amount equal to (i) the Deferred Amount divided by the Fair Market Value of a share of Company Stock on March 15 of the Plan Year immediately following the Plan Year in respect of which the Phantom Units are being credited (the "Allocation Date") multiplied by (ii) 125%.

(c) Dividend Equivalents. On a dividend record date for Company Stock, each Phantom Stock Unit Account shall be credited, on the dividend payment date, with an additional number of Phantom Stock Units equal to 125% of the following amount: (i) the product of the cash value of the dividend paid on one share of Company Stock and the number of Phantom Stock Units in the Phantom Stock Unit Account on the dividend record date divided by (ii) the Fair Market Value of a share of Company Stock on the trading day immediately preceding the dividend payment date.

(d)  Vesting.  All  Deferred  Amounts and  dividend  equivalents  referred to in
     Section 6.1(c) allocated to Phantom Stock Unit Accounts shall be fully vested at all times.

(e) Changes to Company Stock. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of securities or other property by the Company, or other change in the Company's corporate structure affecting the shares of Company Stock, the number and character of Phantom Stock Units then credited to Phantom Stock Unit Accounts shall be appropriately adjusted as determined by the Committee in its sole discretion in a manner intended to prevent dilution or enlargement of the intended benefits to Participants under the Plan.

                               6.2 Distributions.

(a) Distribution Date of Deferred Payment. Subject to the provisions of Sections 6.1(b), 6.2(c), 6.2(d) and 8.4, with respect to each Phantom Stock Unit Account of a Participant, the Participant shall be paid in cash in a lump sum the value of the Phantom Stock Units in his or her Phantom Stock Unit Account on a date (the "Distribution Date") which is the earlier of
     (i) the second anniversary of the Allocation Date, (ii) with respect to a Participant who is a Specified Employee, the date that is six months after his or her termination of employment for any reason, or, with respect to a Participant who is not a Specified Employee, the date of his or her termination of employment for any reason other than by reason of his death or his disability as defined in Section 409A(a)(2)(C) of the Code or (iii) immediately prior to a Change of Control; provided that the Committee does not reasonably determine that the Change of Control is not an event described in Section 409A(a)(2)(A)(v) of the Code. Such value shall be determined by multiplying the Fair Market Value of Company Stock on the Distribution Date by the number of Phantom Stock Units in the Phantom Stock Unit Account. For purposes of this Section, the transfer of a Participant's employment from the Company to a Subsidiary shall not be considered termination of employment.

(b) Early Distribution. Notwithstanding anything contained herein to the contrary, subject to the provisions of Sections 6.2(d) and 8.4, the Committee may permit distribution in cash of all or a part of one or more of a Participant's Phantom Stock Unit Accounts earlier than otherwise provided herein if it determines, in its sole discretion, following written request therefor by the Participant, that the Participant is experiencing a Financial Hardship; provided that such distribution may not be in an amount greater than that determined by the Committee as necessary to alleviate the Financial Hardship and otherwise meets the requirements of Section 409A(a)(2)(B)(ii) of the Code. In such case, the value of the Phantom Stock Unit Account shall be determined as provided in Section 6.2(a) except that the date as of which Fair Market Value shall be determined shall be the date of distribution referred to in this Section 6.2(b).

(c) Distribution for Taxes. Notwithstanding anything contained herein to the contrary, subject to the provisions of Sections 6.2(d) and 8.4 and the last sentence of this Section 6.2(c), the Committee shall immediately distribute, in cash in a lump sum, any portion of a Participant's Phantom
     Stock Unit Account which has been determined by the Internal Revenue Service or a taxing authority of another jurisdiction, in a manner which cannot be appealed or as to which the time to appeal has expired, to be currently taxable to the Participant or to have been taxable to the Participant in a prior taxable year. In such case the value of the Phantom Stock Unit Account shall be determined as provided in Section 6.2(a) except that the date as of which Fair Market Value shall be determined shall be the date of distribution referred to in this Section 6.2(c). This Section 6.2(c) shall not apply if the Committee reasonably determines that the application or existence of this Section is likely to cause acceleration of taxation or tax penalties to Participants under Section 409A of the Code.

(d) Distributions in Company Stock. Provided that this Plan is approved by the shareholders of the Company in a manner intended to satisfy the shareholder approval requirements of the New York Stock Exchange (which approval shall include a designation of the number of shares of Company Stock to be made available under the Plan), the Committee may, in its sole and absolute discretion, satisfy the payment of all or a portion of a Participant's Phantom Stock Unit Account through the distribution of one share of Company Stock for each Phantom Stock Unit in the Participant's Phantom Stock Unit Account (up to the number of shares authorized), provided further that such Company Stock has been properly registered for resale pursuant to the Securities Act of 1933.

SECTION 7.  TERMINATION OR AMENDMENT OF THE PLAN.

7.1 The Board may amend, modify, suspend or terminate the Plan at any time. The termination or any modification, suspension, or amendment of the Plan shall not, without the consent of a Participant, adversely affect any Participant's rights with respect to Bonuses or Phantom Stock Units previously awarded to him or her or credited to his or her Phantom Stock Unit Accounts or result in a distribution of amounts credited to his or her Phantom Stock Unit Accounts earlier than otherwise provided herein.

7.2 In addition to Section 7.1, the CEO may amend or modify the Plan at any time to the extent necessary to comply with the requirements of Section 409A of the Code and any regulations or other formal guidance issued thereunder.

SECTION 8.  MISCELLANEOUS.

8.1 Reorganization or Discontinuance. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

8.2 Non-Alienation of Benefits. A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or by the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

8.3 No Claim or Right to Plan Participation. Except as otherwise specifically provided in the Plan, no employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

8.4 Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements on any distribution of cash or Company Stock pursuant to the Plan.

8.5 Designation and Change of Beneficiary. Each Participant may indicate at any time after being notified that he or she is a Participant the designation of one or more persons as his or her Designated Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the death of the Participant. Such designation shall be in writing to the Committee or an officer of the Company designated by the Committee. A Participant may, from time to time, revoke or change his or her Designated Beneficiary without the consent of any prior Designated Beneficiary by filing a written designation with the Committee or such designated officer. The last such designation received by the Committee or such officer shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee or such officer prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. In the absence of any designation of a Designated Beneficiary, the benefits hereunder unpaid at the Participant's death shall be paid to his estate.

8.6 Delegation. The Committee may from time to time delegate any administrative duties hereunder to an officer of the Company designated by it; provided such delegation is not inconsistent with the provisions of law, rules of the New York Stock Exchange or provisions of the Charter of the Committee. By way of example, but not in limitation, a determination of the Bonus for a Participant which determination is expressly provided herein to be made by the Committee, or the timing of payment thereof, shall not be an administrative duty.

8.7 Payments to Persons Other Than the Participant. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

8.8 No Liability of Committee Members or Officers. No member of the Committee or any director or officer of the Company shall be personally liable by reason of any act taken hereunder or any failure to act hereunder or on his or her behalf in his or her capacity as a member of the Committee or director or an officer, and the Company shall indemnify and hold harmless each member of the Committee and any officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or willful misconduct.

8.9 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

8.10 Rights as a Stockholder. No Participant shall have any rights as a stockholder of the Company with respect to any Phantom Stock Units credited to his Phantom Stock Unit Accounts.

8.11 Governing Law. This Plan shall be governed by and construed in accordance with laws of the State of Delaware applicable to agreements made and to be performed entirely within such state (without regard to any conflict of law provisions that might indicate the applicability of any other laws).

8.12 Participation in Other Plans. Participation in the Plan shall not preclude a Participant from participation in any other plans or benefits of the Company.

8.13 Effective Date. This Plan shall be effective commencing with the 2005 Plan Year.